FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)
	)	STIPULATION TO
SOUTHERN COMMUNITY BANK AND	)	THE ISSUANCE OF A CONSENT
TRUST	)	ORDER
WINSTON-SALEM, NORTH CAROLINA	)
	)	FDIC-10-823b
(Insured State Nonmember Bank))
)

Subject to the acceptance of this STIPULATION TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC, the Commissioner (“Commissioner”) for the State of North Carolina, State Banking Commission, and Southern Community Bank and Trust, Winston-Salem, North Carolina (“Bank”), through its board of directors, as follows.

1.           The Bank has been advised of its right to receive a written Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank (and as set forth in the Bank’s Report of Examination dated as of June 30, 2010) and of its right to a hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and the FDIC’s Rules of Practice and Procedure (“Rules”), 12 C.F.R. Part 308, and has waived those rights.

2.           The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and/or any violations of law and/or regulations, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC and the Commissioner in the form attached hereto.  The Bank further stipulates and agrees that such ORDER shall become effective immediately after its issuance by the FDIC and the Commissioner and be fully enforceable by the FDIC pursuant to the provisions of section 8(i)(1) of the Act, 12 U.S.C. § 1818(i)(1), and the Rules, and by the Commissioner pursuant to of N.C. Gen. Stat. § 53-107.1 subject only to the conditions set forth in paragraph 3 of this STIPULATION.

3.           In the event the FDIC accepts this STIPULATION and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC unless the Bank or any “institution-affiliated party”, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.

4.           The Bank hereby waives:

(a)	the receipt of a written Notice;

(b)	all defenses to the charges to be set forth in the Notice;

(c)	a hearing for the purpose of taking evidence regarding the allegations tobe set forth in the Notice;

(d)	the filing of Proposed Findings of Fact and Conclusions of Law;

(e)	a Recommended Decision of an Administrative Law Judge; and

(f)	exceptions and briefs with respect to such Recommended Decision.

Dated:  February 16, 2011

FEDERAL DEPOSIT INSURANCE CORPORATION
LEGAL DIVISION

BY:
/s/ Patrice R. Walker
Patrice R. Walker
Senior Regional Attorney

NORTH CAROLINA STATE BANKING COMMISSION

BY:

/s/ Joseph A. Smith, Jr.
Joseph A. Smith, Jr.
Commissioner

SOUTHERN COMMUNITY BANK AND TRUST,
WINSTON-SALEM, NORTH CAROLINA

BY:

/s/ F. Scott Bauer
F. Scott Bauer

/s/ Edward T. Brown
Edward T. Brown

/s/ James G. Chrysson
James G. Chrysson

/s/ James O. Frye
James O. Frye

/s/ Matthew G. Gallins
Matthew G. Gallins

/s/ Beverly Hubbard Godfrey
Beverly Hubbard Godfrey

/s/ Lynn L. Lane
Lynn L. Lane

/s/ H. Lee Merritt, Jr.
H. Lee Merritt, Jr.

/s/ Stephen L. Robertson
Stephen L. Robertson

/s/ W. Samuel Smoak
W. Samuel Smoak

/s/ William G. Ward, Sr., MD
William G. Ward, Sr., MD

BOARD OF DIRECTORS